UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 22, 2004

WORLD HEALTH ALTERNATIVES, INC.

(Exact name of registrant as specified in this charter)

Florida	333-84934	04-3613924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Penn Center Blvd., Suite 201, Pittsburgh, PA	15235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (412) 829-7800

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

ITEM 5 – OTHER EVENTS

On January 22, 2004, World Health Alternatives, Inc. (the “Company”) entered into that certain Stock Purchase Agreement with certain investors described therein (the “Investors”) pursuant to which the Company issued to the Investors an aggregate of 2,000,000 shares of its Common Stock at $1.00 per share for an aggregate purchase price of $2,000,000 (the “Investment Shares”). The Investment Shares were issued in a private placement transaction pursuant to Section 4(2) and Regulation D under the Securities Act of 1933, as amended.

In connection with the transactions contemplated by the Stock Purchase Agreement, the Company and the Investors entered into a Registration Rights Agreement dated January 22, 2004. That Agreement provides, in part, certain “piggyback” registration rights that provide the Investors the opportunity to register certain of their shares if the Company registers any of its securities under the 1933 Act for its own account or for the account of others within a certain time period. The Company also will redeem a total 2,000,000 shares of common stock for no compensation or consideration from Richard McDonald, the Company’s President, Marc Roup, the Company’s Chief Executive Officer, and another shareholder, with the specific amounts redeemed from each to be determined at a later time.

On January 30, 2004, the Company entered into that certain Stock Purchase Agreement with Guerrilla Partners L.P. (the “Investor”) pursuant to which the Company issued to the Investor an aggregate of 100,000 shares of its Common Stock at $1.00 per share for an aggregate purchase price of $100,000 (the “Shares”). The Shares were issued in a private placement transaction pursuant to Section 4(2) and Regulation D under the Securities Act of 1933, as amended.

In connection with the transaction contemplated by the January 30, 2004 Stock Purchase Agreement, the Company and the Investor entered into a Registration Rights Agreement dated January 30, 2004. That Agreement provides, in part, certain “piggyback” registration rights that provide the Investor the opportunity to register certain of its shares if the Company registers any of its securities under the 1933 Act for its own account or for the account of others within a certain time period.

The Company intends to utilize the proceeds from these sales of its Common Stock for general business purposes, debt restructuring and to fund its acquisition strategy.

ITEM 7 – FINANCIAL STATEMENTS & EXHIBITS

(c)	Exhibits

Exhibit Index		Pages of Sequential Numbering System

10.1	Stock Purchase Agreement between World Health Alternatives, Inc. and Certain Investors, dated January 22, 2004

10.2	Registration Rights Agreement between World Health Alternatives, Inc. and Certain Investors, dated January 22, 2004

10.3	Stock Purchase Agreement between World Health Alternatives, Inc. and Guerrilla Partners L.P., dated January 30, 2004

10.4	Registration Rights Agreement between World Health Alternatives, Inc. and Guerrilla Partners L.P., dated January 30, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORLD HEALTH ALTERNATIVES, INC.

By	/s/ Richard E. McDonald
Richard E. McDonald
President,
Principal Financial Officer
Principal Accounting Officer
Chairman of the Board of Directors,
President and Chief Executive Officer

By	/s/ Marc D. Roup
Marc D. Roup
Chief Executive Officer and Director

Date: February 2, 2004

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